EXHIBIT 23.2

                            CONSENT OF REHMAN ROBSON



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                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of China Wireless Communications, Inc. (formerly I-Track, Inc.) of our report dated March 22, 2003 appearing in the Annual Report on Form 10-KSB of China Wireless Communications, Inc. for the year ended December 31, 2002 and the reference to us under the heading "Experts" in the Reoffer Prospectus.


                                             REHMANN ROBSON

                                             /s/ REHMAN ROBSON



Troy, Michigan
April 10, 2003